AMENDMENT OF PATENT COLLATERAL ASSIGNMENT AND
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                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
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         This Amendment is made effective the 1st day of May, 1999, by and among
SPINTEK GAMING TECHNOLOGIES, INC., a Nevada corporation having a mailing address at 1857 Helm Drive, Las Vegas, Nevada 89119 ("Borrower"), SPINTEKNOLOGY, INC., a Georgia corporation having a mailing address at 1857 Helm Drive, Las Vegas, Nevada 89119 ("Debtor"), and MALCOLM C. DAVENPORT, V, having a mailing address at 409 West 10th Street, West Point, Georgia 31833 ("Secured Party").

                              W I T N E S S E T H :

         WHEREAS, Debtor's corporate affiliate, Spintek Gaming Technologies, Inc. ("Borrower"), borrowed from Secured Party the sum of $850,000 (the "Loan"), $350,000 of which was evidenced by a Promissory Note in favor of Secured Party, dated January 6, 1999 (the "Original Note"); and

         WHEREAS, in order to secure the obligations of Borrower now and thereafter owing by Borrower or Debtor to Secured Party, the Debtor granted security interest in certain patent rights by entering into a Collateral Assignment and Security Agreement ("Security Agreement") and a Patent Collateral Assignment ("Assignment"), both dated January 6, 1999; and

         WHEREAS, the parties have been negotiating to restructure (but not otherwise extinguish, novate, or discharge) the indebtedness outstanding by providing for two Promissory Notes evidencing the outstanding principal balance of the Loan; and

         WHEREAS, the Borrower has agreed to provide two new Promissory Notes, one for a principal amount of $450,000 and the other for $400,000 (the "Notes"), evidencing the current outstanding principal amount owed to the Secured Party pursuant to the Loan which will replace the Original Note; and

         WHEREAS, the Secured Party has agreed to waive any and all rights, remedies, or defaults existing under the Original Note.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All references in the Security Agreement and Assignment to the Original Note shall now refer to the new Notes of even date herewith executed and delivered by the Borrower to the Secured Party.

2. The Secured Party hereby waives any and all rights, remedies, obligations, and defaults that arose under the Original Note and such Original Note is hereby cancelled.

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3. The Secured  Party hereby waives any Event of Default  which  occurred  under
Sections 7(a)(i) and 7(a)(iv) of the Assignment and Sections 4(a) and 4(d) under the Security Agreement solely as those provisions relate to the Original Note. The sections referred to in this paragraph shall remain in full force and effect as they relate to the Notes.

4. The Secured Party warrants that he has not transferred, assigned, or granted any interest in the Original Note to any other party except that, pursuant to this Agreement, the Original Note has been delivered to the Borrower for purposes of canceling the Original Note.

5. The parties acknowledge that the existence and principal amount of the Loan, as now evidenced by the two Notes, shall not be affected or changed by the issuance of the two Notes and the cancellation of the Original Note does not represent a cancellation of any of the outstanding balance under the Loan. The Loan and all loan documents, other than the Original Note, shall remain in full force and effect and, subject to the agreement set forth herein with respect to the Original Note and Notes, are hereby ratified, approved, and confirmed by the Borrower and the Debtor.


DEBTOR:                           BORROWER:
- -------                           ---------

SPINTEKNOLOGY, INC.               SPINTEK GAMING TECHNOLOGIES, INC.

By: _______________________       By: ___________________________


Title: ____________________       Title: ________________________

      (CORPORATE SEAL)                    (CORPORATE SEAL)




                                  SECURED PARTY:
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                                  ______________________________  (SEAL)
                                  MALCOLM C. DAVENPORT, V